AllianceBernstein

Third-Quarter 2006 Review

AllianceBernstein

Third Quarter 2006 Review
Gerald M. Lieberman
President & Chief Operating Officer
Lewis A. Sanders
Chairman & Chief Executive Officer
Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.
October 25, 2006

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Forward-Looking Statements
    Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance we achieve for our clients, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  We caution readers to carefully consider our forward-looking statements in light of these factors.  Further, these forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect subsequent events or circumstances.  For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item 1 of Form 10-K for the year ended December 31, 2005.  Any or all of the forward-looking statements that we make in Form 10-K, this presentation, or any other public statements we issue may turn out to be wrong.  Please remember that factors other than those listed in “Risk Factors” and other than those listed below could also adversely affect our business, operating results, or financial condition.

    The forward-looking statements referred to in the preceding paragraph include statements regarding substantial investment  opportunity in growth stocks, the encouragement we take from the backlog of unfunded institutional mandates and our optimism that growth will resume in institutional research services.  The actual performance of the capital markets and other factors beyond our control will affect our investment success and asset inflows.  Declines in rates charged for brokerage transactions and fluctuations in transaction volume and market share will affect the growth of our institutional research services.
In light of Regulation FD, management will be limited in responding to inquiries from investors or analysts in a non-public forum.
Introduction

■
Equity and Fixed Income markets strong
■
Relative performance mixed
●
Value generally outperformed
●
Fixed Income close to benchmarks
●
Growth generally underperformed
■
Positive net AUM flows came in as expected
■
Financial performance vs. September 2005
●
AllianceBernstein (Operating)
➢
Net Revenues up 17.5%
➢
Operating Income up 23.5%
➢
Net Income up 19.4%
●
AllianceBernstein Holding
➢
Net Income per Unit up 17.6% to $0.87
➢
Distribution of $0.87 per Unit up 17.6%
AllianceBernstein – Third Quarter Highlights

3Q 2006
2Q 2006
12 Months*
5.7%
(1.4)%
10.8%
6.2%
0.6%
14.6%
3.9%
(3.9)%
6.0%
3.8%
(0.1)%
3.7%
S&P 500
Russell 1000 Value
Russell 1000 Growth
Lehman Aggregate Bond

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*12 months ending September 30, 2006.
Source: Frank Russell Company, Standard & Poor’s, and Lehman Brothers.
Market Performance - U.S.

3Q 2006
2Q 2006
12 Months*
4.5%
(0.5)%
14.2%
3.9%
0.7%
19.2%
4.9%
(4.3)%
20.5%
MSCI WORLD
MSCI EAFE
MSCI Emerging Markets

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*12 months ending September 30, 2006.
Source: MSCI (Morgan Stanley Capital International).
Market Performance - Non-U.S.

■
Relative investment performance for the quarter
●
Value Equities generally outperformed
●
Fixed Income results were close to benchmarks
●
Growth Equities generally underperformed
■
Competitive or better longer-term performance vs. benchmarks
●
Global and International Value Equities
●
Fixed Income
Relative Performance Summary

Bernstein Value Equities	Inception Date	Inception–Sept. 2006
U.S. Strategic Value	Dec 31, 73	+2.7%
U.S. Diversified Value	Jun 30, 86	+1.1
Global Value	Sep 30, 95	+3.3
Emerging Markets Value	Dec 31, 95	+3.3
European Value	Jun 30, 97	+2.7
Canadian Value	Dec 31, 97	+4.7
Global Diversified Value	Mar 31, 98	+2.8
International Value (EAFE)	Sep 30, 99	+5.8
U.K. Value	Jun 30, 00	+4.0
International Diversified Value	Sep 30, 00	+5.4
U.S. Small/Mid Cap Value	Dec 31, 00	+5.6
International Strategic Value	Mar 31, 01	+8.4
Global Strategic Value	Apr 30, 01	+8.9
Japan Strategic Value	Mar 31, 02	+7.7
Australian Value	Jun 30, 03	+3.0

AllianceBernstein Style Blend		
U.S. Style Blend	Dec 31, 01	0.0%
International Style Blend	Dec 31, 01	+1.4
Emerging Markets Style Blend	Dec 31, 01	+4.2
Global Style Blend	Jun 30, 03	+2.6

Alliance Growth Equities	Inception Date	Inception–Sept. 2006
U.S. Growth	Dec 31, 70	+3.9%
U.S. Small Cap Growth	Dec 31, 70	+3.1
U.S. Large Cap Growth	Dec 31, 77	+3.0
U.S. Disciplined Growth	Dec 31, 87	-0.1
International Large Cap Growth	Dec 31, 90	0.0
Japan Growth	Sep 30, 91	+3.4
Emerging Markets Growth	Sep 30, 91	+1.9
Global Research Growth	Dec 31, 91	+4.5
European Concentrated Growth	Jun 30, 98	-2.4
U.S. Mid Cap Growth	Mar 31, 99	+3.3
Australian Growth	Jun 30, 00	-1.6
U.K. Growth	Dec 31, 04	-2.8

AllianceBernstein Fixed Income		
Global Fixed Income	Jun 30, 86	+0.3%
U.S. High Yield	Dec 31, 86	-0.7
U.S. Investment-Grade Corporates	Dec 31, 91	+0.4
U.S. Short Duration	Mar 31, 92	+0.2
Emerging-Market Debt	Jun 30, 94	+2.9
U.S. Core Mortgage	Dec 31, 94	+0.1
U.S. Low Duration	Dec 31, 95	+0.1
Europe Core Plus	Mar 31, 99	-1.5
Japan Credit	Sep 30, 00	+0.1
Global-Plus Fixed Income	Jun 30, 01	+0.4
U.S. Strategic Core Plus	Jun 30, 01	+0.5
Canadian Core Plus Advanced	Sep 30, 02	+3.5

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The information in this table is provided solely for use in connection with this presentation and is not directed towards existing or potential investment advisory clients of  AllianceBernstein. Past performance is no guarantee of future results. Source: Nomura, Russell Investment Group, Scotia Capital, S&P, TOPIX, and AllianceBernstein.
Net-of-Fee Annualized Relative Performance Premiums
Investment Performance: Delivering Results for Clients

Institutional Investments	Retail	Private Client	Total
Beginning of Period	**$ 395,973**	**$ 146,391**	**$ 82,794**	**$ 625,158**
Sales/New accounts	11,065	8,879	2,956	22,900
Redemptions/Terminations	(4,300)	(7,215)	(624)	(12,139)
Cash flow	(1,013)	(80)	(1,040)	(2,133)
Unreinvested dividends	-	(232)	(93)	(325)
Net inflows	**5,752**	**1,352**	**1,199**	**8,303**
Market appreciation	16,093	6,163	3,566	25,822
End of Period	**$ 417,818**	**$ 153,906**	**$ 87,559**	**$ 659,283**
% Total (end of period)	*63.4%*	*23.3%*	*13.3%*	*100.0%*
% Change from beg of period	*5.5%*	*5.1%*	*5.8%*	*5.5%*

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Three Months Ended September 30, 2006
In $ Millions
Changes in Assets Under Management
By Channel

Institutional Investments	Retail	Private Client	Total
Beginning of Period	**$ 342,180**	**$ 140,410**	**$ 72,876**	**$ 555,466**
Sales/New accounts	49,347	41,546	13,424	104,317
Redemptions/Terminations	(12,984)	(29,102)	(2,772)	(44,858)
Cash flow	(6,384)	(592)	(3,024)	(10,000)
Unreinvested dividends	-	(979)	(394)	(1,373)
Net inflows	**29,979**	**10,873**	**7,234**	**48,086**
Acquisition/(Disposition) (1), net	(1,054)	92	-	(962)
Transfers (2)	8,488	(9,155)	667	-
Market appreciation	38,225	11,686	6,782	56,693
End of Period	**$ 417,818**	**$ 153,906**	**$ 87,559**	**$ 659,283**
% Total (end of period)	*63.4%*	*23.3%*	*13.3%*	*100.0%*
% Change from beg of period	*22.1%*	*9.6%*	*20.1%*	*18.7%*
% Change ex Transfers	*19.6%*	*16.1%*	*19.2%*	*18.7%*

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Twelve Months Ended September 30, 2006
In $ Millions
Changes In Assets Under Management
By Channel

Growth Equity	Value Equity	Fixed Income	Index/ Structured	Total
Beginning of Period	**$ 157,015**	**$ 272,331**	**$ 165,840**	**$ 29,972**	**$ 625,158**
Sales/New accounts	5,861	12,805	4,149	85	22,900
Redemptions/Terminations	(3,615)	(3,898)	(2,671)	(1,955)	(12,139)
Cash flow	(899)	(2,674)	1,407	33	(2,133)
Unreinvested dividends	-	-	(325)	-	(325)
Net inflows/(outflows)	**1,347**	**6,233**	**2,560**	**(1,837)**	**8,303**
Market appreciation	4,162	15,739	4,626	1,295	25,822
End of Period (1)	**$ 162,524**	**$ 294,303**	**$ 173,026**	**$ 29,430**	**$ 659,283**
% Total (end of period)	*24.7%*	*44.6%*	*26.2%*	*4.5%*	*100.0%*
% Change from beg of period	*3.5%*	*8.1%*	*4.3%*	*-1.8%*	*5.5%*

(1) Approximately $116 billion in Blend Strategies AUM are reported in their respective services.

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Three Months Ended September 30, 2006
In $ Millions
Changes in Assets Under Management
By Investment Service

Growth Equity	Value Equity	Fixed Income	Index/ Structured	Total
Beginning of Period	**$ 136,838**	**$ 225,985**	**$ 162,825**	**$ 29,818**	**$ 555,466**
Sales/New accounts	35,534	48,334	19,459	990	104,317
Redemptions/Terminations	(16,054)	(13,814)	(11,743)	(3,247)	(44,858)
Cash flow	(2,609)	(6,759)	553	(1,185)	(10,000)
Unreinvested dividends	(18)	(124)	(1,231)	-	(1,373)
Net inflows/(outflows)	**16,853**	**27,637**	**7,038**	**(3,442)**	**48,086**
Acquisition/(Disposition) (1), net	(733)	29	(258)	-	(962)
Market appreciation	9,566	40,652	3,421	3,054	56,693
End of Period (2)	**$ 162,524**	**$ 294,303**	**$ 173,026**	**$ 29,430**	**$ 659,283**
% Total (end of period)	*24.7%*	*44.6%*	*26.2%*	*4.5%*	*100.0%*
% Change from beg of period	***18.8%***	***30.2%***	***6.3%***	***-1.3%***	***18.7%***

(1) Acquisition of Hong Kong joint venture interest; disposition of South African joint venture interest.
(2) Approximately $116 billion in Blend Strategies AUM are reported in their respective services.

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Twelve Months Ended September 30, 2006
In $ Millions
Changes In Assets Under Management
By Investment Service

(In $ Billions)	Ended September 30, 2006 3 months	12 months
Beginning AUM	**$ 396**	**$ 342**
Net Flows	6	30
Acquisition/(Disposition) [(1)], net	-	(1)
Transfers [(2)]	-	8
Market appreciation	16	39
Ending AUM	**$ 418**	**$ 418**
% Total	*63.4%*	*63.4%*
% Change	*5.5%*	*22.1%*
% Change ex Transfers	*5.5%*	*19.6%*

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(1)   Acquisition of Hong Kong joint venture interest; disposition of South African joint venture interest.
(2)   Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.  AUM as of September 30, 2006 reflect these transfers.
■
Global/International services
comprised approximately
80% of funded mandates
■
Net inflows remain strong in
Value and Blend Strategies
services
■
Pipeline of won but unfunded
new mandates increased
Institutional Investments—
Third Quarter Highlights

(In $ Billions)	Ended September 30, 2006 3 months		12 months	
Beginning AUM	**$**	**146**	**$**	**140**
Net Flows		1		11
Transfers [1]		-		(9)
Market appreciation		7		12
Ending AUM	**$**	**154**	**$**	**154**
% Total		*23.3%*		*23.3%*
% Change		*5.1%*		*9.6%*
% Change ex Transfers		*5.1%*		*16.1%*

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(1)   Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm. AUM as of September 30, 2006 reflect these transfers.
(2)   Mainly Retail; includes some Private Client and Institutional Investments assets.
(3)   As provided by savingforcollege.com
■
Positive net flows for fifth
consecutive quarter
■
Wealth Strategies services up
>18% to nearly $7.7 billion in AUM (2)
■
Marked three-year anniversary of
Wealth Strategies
●
5 out of 6 funds awarded four
or five stars from Morningstar
■
CollegeBoundfund ranked #1
savings plan based on three-year
performance (3)
●
over $7.0 billion in assets (2)
Retail—
Third Quarter Highlights

(In $ Billions)	Ended September 30, 2006 3 months	12 months
Beginning AUM	**$ 83**	**$ 73**
Net Flows	1	7
Transfers [(1)]	-	1
Market appreciation	3	6
Ending AUM	**$ 87**	**$ 87**
% Total	*13.3%*	*13.3%*
% Change	*5.8%*	*20.1%*
% Change ex Transfers	*5.8%*	*19.2%*

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(1)   Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.  AUM as of September 30, 2006 reflect these transfers.
Private Client—
Third Quarter Highlights
■
Positive net flows for the
quarter
■
Financial Advisors up 37
(15%) from 3Q05 to 291

■
Revenues down 3.6% from prior year quarter but up 7.8% year-to-date
■
Higher market share and volume, partially offset by industry-wide pricing declines
■
Client use of our algorithmic trading platform in the U.S. continues to grow; on schedule for early 2007 launch in Europe
■
Spectacular results in Institutional Investor’s latest poll:
●
Nine analysts were voted #1 in their sector, beating 2005’s best ever six
●
Voted top three in 18 sectors, surpassing last year’s best ever 15
●
As a firm, we placed in the Top Ten in Institutional Investor’s league table for the third consecutive year
Institutional Research Services—
Third Quarter Highlights

Non-U.S. $226 34%
U.S. $433 66%
Non-U.S. UP 36%
F/I $173 26%
Equity $486 74%
Global & Int'l UP 40%
U.S. $324 49%
Global & Int'l $335 51%
Non-U.S. $166 30%
U.S. $389 70%
F/I $163 29%
Equity $392 71%
U.S. $316 57%
Global & Int'l $239 43%

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By Client Domicile
By Investment Service
In $ Billions
$659 Billion +19%
at Sept. 30, 2006
$555 Billion
at Sept. 30, 2005
Growth in Global Assets

Index/Structured
$29
5%
Growth
Equities
$108
16%
Growth
Component
$55
8%
Blend
Strategies
Fixed Income (1)
$173
26%
Value
Component
$57
9%
Value
Equities
$237
36%

U.S.
Blend
$37
32%
Global
& Int'l
Blend
$79
68%

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Assets Under Management
by Investment Service
$659 Billion
Blend Strategies AUM
$116 Billion (1)
(1) Includes $4 billion of Blend Fixed Income AUM.
Growth in Blend Strategies Assets

In $ Millions

Revenues:	3Q 2006	3Q 2005	Percent Change	
Advisory Fees	$ 678	$ 546	24.3%	■ See Display 19
Distribution	104	95	9.1%	
Institutional Research Services	88	91 (1)	-3.6%	
Dividend and Interest Income	64	41	53.9%	■ - Increased stock loan brokerage activity - Higher investment balances
Other (2)	48	49	-2.1%	
Total Revenues	**982**	**822**	**19.3%**	
Less: Interest Expense	47	27	72.3%	■ Higher rates and client brokerage balances
Net Revenues	**$ 935**	**$ 795**	**17.5%**	

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(1) Includes $4 million reclassified from advisory fees.
(2) Includes Shareholder Servicing, Investment Gains (Losses) and Other Revenues.
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
AllianceBernstein Third Quarter Revenues

3Q 2006	3Q 2005	Percent Change
Ending AUM (In $ Billions)	**$ 659**	**$ 555**	**18.7%**
Average AUM (In $ Billions)	**$ 641**	**$ 537**	**19.4%**

By Fee Type (In $ Millions):				
Base Fees	$ 665	$ 538	23.6%	■ Higher AUM and favorable mix
Performance Fees	13	8	69.4%	■ Long-only Institutional Investments accounts
Total	**$ 678**	**$ 546**	**24.3%**	
By Channel (In $ Millions):				
Institutional Investments	$ 291	$ 220	32.2%	■ Higher average AUM, favorable mix and performance fees
Retail	196	169	16.3%	■ Higher average AUM
Private Client	191	157	21.8%	■ Higher AUM
Total	**$ 678**	**$ 546**	**24.3%**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
AllianceBernstein Third Quarter Advisory Fees

3Q 2006	3Q 2005	Percent Change	
Employee Comp & Benefits	$ 376	$ 327	14.8%	■ See Display 21
Promotion & Servicing	146	144	1.1%	
General & Administrative	132	94	40.9%	■ See Display 22
Interest	6	6	-5.5%	
Amortization of Intangibles	5	5	0.1%	
Total	**$ 665**	**$ 576**	**15.3%**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In $ Millions
AllianceBernstein Third Quarter Expenses

3Q 2006	3Q 2005	Percent Change	
Base Compensation	$ 100	$ 86	16.9%	■ Higher headcount and merit increase
Incentive Compensation	148	140	5.1%	■ Higher deferred compensation amortization
Commissions	91	73	24.4%	■ New business across all channels
Fringes & Other	37	28	31.7%	■ Higher headcount, training and recruitment
Total	**$ 376**	**$ 327**	**14.8%**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In $ Millions
AllianceBernstein Third Quarter Compensation & Benefits

3Q 2006	3Q 2005	Percent Change
Employee Comp & Benefits	$ 376	$ 327	14.8%
Promotion & Servicing	146	144	1.1%
General & Administrative	132	94	40.9%
Interest	6	6	-5.5%
Amortization of Intangibles	5	5	0.1%
Total	**$ 665**	**$ 576**	**15.3%**

- New U.K. office and domestic expansion
- Volume increase related data processing costs
- Expense recoveries in 3Q05

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In $ Millions
AllianceBernstein Third Quarter Expenses

3Q 2006	3Q 2005	Percent Change
Net Revenues	$ 935	$ 795	17.5%
Expenses	665	576	15.3%
Operating Income	270	219	23.5%
Non-operating income	3	12	-74.5%
Income before Taxes	273	231	18.3%
Income Taxes	20	19	6.8%
Net Income	**$ 253**	**$ 212**	**19.4%**
Pre-tax Operating Margin(1)	28.9%	27.5%	

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(1) Operating Income as a percentage of net revenues
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In $ Millions
AllianceBernstein Third Quarter Net Income

3Q 2006	3Q 2005	Percent Change
AllianceBernstein:			
Net Income	**$ 253**	**$ 212**	**19.4%**
Weighted Average Equity Ownership Interest	32.4%	31.7%	
AllianceBernstein Holding:			
Equity in Earnings	**$ 82**	**$ 67**	**22.0%**
Income Taxes	8	6	20.4%
Net Income	**$ 74**	**$ 61**	**22.2%**
Diluted Net Income Per Unit	**$ 0.87**	**$ 0.74**	**17.6%**
Distributions Per Unit	**$ 0.87**	**$ 0.74**	**17.6%**

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In $ Millions (except per unit amounts)
AllianceBernstein Holding Financial Results

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■
Portfolio Construction
■
Superior Performance
●
Long and short equities
●
Long and short fixed income
●
Currencies
●
Commodities
●
Asset allocation
●
Risk management
●
Cross-asset-class optimization
●
Tax minimization
●
High information ratios
●
Alpha/beta flexibility
Hedge Funds: Leveraging the Firm’s Core Competencies
■
Alpha Sources

DIRECTIONAL EQUITY
High
Global
Opportunities
Global
Diversified
Advanced
Value
FIXED INCOME
Multi-Strategy
Fixed Income
Return Goals
Low
Low
Volatility Goals
High

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Premium returns are based on the past performance of the AllianceBernstein Hedge Funds, the results of AllianceBernstein’s proprietary models and simulations, the AllianceBernstein Hedge Fund’s expected volatility and investment guidelines regarding factors such as leverage, net market exposure, and diversification. Of course, actual returns may differ from premium returns, and there can be no guarantee that the AllianceBernstein Hedge Funds will achieve their investment and premium objectives. In an attempt to achieve these objectives, the AllianceBernstein Hedge Funds will utilize several investment techniques, including—but not limited to—long and short investments, the use of leverage, and investment in derivatives. These investment techniques involve risks different from and, in certain cases, greater than the risks presented by traditional investments. These risks are fully described in each AllianceBernstein Hedge Fund's Confidential Memorandum. Investors should read it carefully before they decide to invest.
Broad Array of Services

Currency Mgmt.
16%
Bond Mgmt.
21%
Commodities
Mgmt.
17%
Stock Exposure
9%
Stock Selection
37%

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Expected Long-Term Contributions to Premium
(Simulated)
NOTE: Expected Long-Term Contributions to Premium are based on a research simulation and reflect the return premium in excess of cash; there is no assurance that premiums will occur in the patterns depicted here, or that each of the components will always generate a premium.
Source: Lehman Brothers, MSCI, and AllianceBernstein estimates
Newest Hedge Fund Offerings Utilize Five Distinct Alpha Sources

Stock Selection	Currency Mgmt.	Bond Mgmt.	Commodities Mgmt.
Stock Exposure	0.01	0.05	0.07	(0.07)
Stock Selection		0.04	0.01	0.04
Currency Mgmt.			0.14	0.12
Bond Mgmt.				(0.03)

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Correlations of Alpha Sources
  (Simulated)
NOTE: Correlations of Alpha Sources are based on a research simulation and reflect the return premium in excess of cash; there is no assurance that premiums will occur in the patterns depicted here, or that each of the components will always generate a premium.
Source: Lehman Brothers, MSCI, and AllianceBernstein estimates
Low Correlation of Alpha Sources Expected to Produce High Information Ratios

0.27
0.12

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Source: Lehman Brothers, MSCI, and AllianceBernstein estimates
No Correlation  0.0
Perfect Correlation  1.0
Bond Market
Global Stock Market
Expected Correlations
(Simulated)
Multi-Strategy Portfolios Expected to Have Low Correlation to Capital Market Returns

$6.5
+53%(1)
$4.8
+35%
$3.6
+17%
$3.1
0.5
Fixed Income
2.4
Directional
0.9
2.1
1.1
1.7
1.3
1.3
0.5
0.8
1.8
3.6
Global Diversified
2003
2004
2005
Sept. 30, 2006

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Asset Under Management
in $ Billions
(1) Nine months annualized
Hedge Fund AUM Growing Rapidly

Q&A

Appendix

3Q 06	One Year	Annualized Three Years	Cumulative Three Years
S&P 500	5.7	10.8	12.3	41.6
Russell 1000 Growth	3.9	6.0	8.4	27.2
Russell 1000 Value	6.2	14.6	17.2	61.2
MSCI Emerging Markets	4.9	20.5	30.6	122.7
MSCI EAFE	3.9	19.2	22.3	83.0
MSCI World	4.5	14.2	16.7	59.0
Lehman Aggregate Bond	3.8	3.7	3.4	10.5

Returns in % through September 30, 2006.

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Market Environment

Institutional Equity Composites vs. Benchmarks

	Intl Lg Cap Growth (2)	Global Research Growth (3)	U.S. Large Cap Growth (4)	U.S. Growth (5)	U.S. Mid Cap Growth (6)	U.S. Small Cap Growth (7)	Emerging Markets Growth (8)
3Q 06	(1.0)	(2.1)	(0.9)	1.4	(4.6)	(2.2)	(1.7)
One Year	(3.1)	(3.6)	(3.3)	(5.8)	(5.4)	(1.2)	(4.0)
Three Years	(0.5)	(0.2)	0.9	2.2	(1.8)	1.1	2.3
Five Years	1.3	1.5	(1.0)	2.6	0.5	(0.4)	4.2
10 Years	2.4	3.1	2.5	2.0	N/A	3.6	N/A

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees. (2) vs. MSCI EAFE Growth (net) (3) vs. MSCI World (net) Growth (4) vs. Russell 1000 Growth (5) vs. Russell 3000 (6) vs. Russell Mid Cap Growth (7) vs. Russell 2000 Growth (8) vs. MSCI Emerging Markets Growth
Composite and benchmark data through 9/30/06. Performance is preliminary.

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Relative Performance: Institutional Growth Equity (After Fees) (1)

Institutional Equity Composites vs. Benchmarks

	U.S. Diversified Value (2)	U.S. Strategic Value (3)	U.S. Strategic Value (4)	International Value (5)	Global Value (6)	Emerging Markets Value (7)
3Q 06	0.5	1.1	0.5	1.0	1.6	(0.6)
One Year	(0.1)	2.3	(1.6)	3.4	5.0	(3.9)
Three Years	(1.2)	3.6	(1.4)	4.9	4.9	5.2
Five Years	0.5	3.9	0.1	6.2	5.6	5.5
10 Years	N/A	2.4	(0.3)	N/A	3.7	3.5

(1) Investment performance of composites is presented after investment management fees. (2) vs. Russell 1000 Value (3) vs. S&P 500

(4) vs. Russell 1000 Value (5) vs. MSCI EAFE (Cap, UH) (6) vs. MSCI World (Cap, UH) (7) vs. MSCI Emerging Markets.

Composite and benchmark data through 9/30/06. Performance is preliminary.

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Relative Performance: Institutional Value Equity (After Fees) (1)

Blend Strategies Equity Composites vs. Benchmarks

	Global Blend Strategies [2]	International Blend Strategies [3]	U.S. Blend Strategies [4]	Emerging Markets Blend Strategies [5]
3Q 06	(0.5)	(0.9)	(0.8)	(0.8)
One Year	0.5	(1.9)	(3.4)	(3.8)
Three Years	2.6	(1.0)	(0.4)	2.1
Since Inception	2.6	1.4	0.0	4.2

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of mutual funds is presented after investment management fees. (2) Global Blend Strategies (6/30/03) vs. MSCI World for Global products
(3) Int'l Blend Strategies (12/31/01) vs. MSCI EAFE (4) U.S. Blend Strategies (12/31/01) vs. S&P 500 (5) EM Blend Strategies (12/31/01) vs. MSCI EM
Composite and benchmark data through 9/30/06. Performance is preliminary.

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Relative Performance: Blend Strategies Services (After Fees) (1)

Institutional Fixed Income Composites vs. Benchmarks

	Global [2]	Strategic Core Plus [3]	Core Plus [4]	Core Mortgage [5]	Corp Bonds [6]
3Q 06	(0.2)	(0.1)	(0.1)	0.1	0.0
One Year	(0.3)	0.3	0.1	(0.0)	0.1
Three Years	0.3	0.7	0.4	0.0	0.2
Five Years	0.2	0.6	(0.0)	0.5	0.2
10 Years	(0.0)	N/A	(0.1)	0.1	0.3

(1) Investment performance of composites is presented after investment management fees. (2) vs. S&P/Citi World Gov USD unhedged (from 7/1/04 - present)/JPM Global Bond (to 6/30/04) (3) vs. 90% Lehman Universal Index/10% S&P/Citigroup Non-US WGBI (Hedged) (4) vs. Lehman U.S. Aggregate Unhedged (5) vs. Lehman Fixed Rate Mortgage Backed Securities Unhedged (6) vs. Custom Corporate Index

Composite and benchmark data through 9/30/06. Performance is preliminary.

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Relative Performance: Institutional Fixed Income (After Fees) (1)

3Q 06	Annualized 1 Year	3 Year	5 Year
Fully Diversified Simulation (2)	4.2	9.3	11.6	9.1
S&P 500	5.7	10.8	12.3	7.0

(1) Investment performance of composites is presented after investment management fees. (2) The Bernstein Fully Diversified Portfolio is a simulation composed of specific proportions of each of the products that follow, which joined the simulation as of the following dates:

Strategic Value: 1/1/83; Strategic Growth: 1/1/83 (ACM Large Cap Growth used as a proxy for Strategic Growth through 1/1/01; Strategic Growth used thereafter); Intermediate Municipal Bond Composite: 1/1/83; Bernstein Tax-Managed International Fund: 7/1/92; Emerging Markets Fund: 1/1/96; Alliance/Bernstein Institutional REIT Fund: 7/1/01. The portfolio is rebalanced quarterly. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

Source: AllianceBernstein and S&P Mutual fund, Composite and S&P performance through 9/30/06. Performance is preliminary.

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Absolute Performance:  Private Client  (After Fees) (1)

Retail Mutual Funds vs. Lipper Averages

	U.S. Strategic Research Equity (2)	U.S. Large Cap Growth (3)	U.S. Growth (4)	U.S. Mid Cap Growth (5)	Global Research Growth (6)
3Q 06	(3.5)	0.3	3.2	(2.7)	(1.0)
One Year	(6.2)	(2.6)	(5.8)	(3.9)	(2.0)
Three Years	2.3	0.5	(0.8)	0.1	1.0
Five Years	2.4	(2.2)	(0.4)	2.4	N/A
10 Years	2.6	0.1	(2.0)	(0.6)	N/A

(1) Investment performance of mutual funds is presented after investment management fees (2) vs. S&P 500; represents Regent separately managed account service (3) vs. Large Cap Growth average; formerly named Premier Growth (4) vs. Multi Cap Growth average (5) vs. Mid Cap Growth average (6) vs. Global Large Cap Growth Equity average; formerly named Global Growth Trends. Net performance is inclusive of the investment management fee only; it does not include the total management fee typically associated with a managed account that may range from 2.0 - 3.0% which includes transaction costs, custodial services and investment advisory fees.

Source: AllianceBernstein, Lipper, and S&P Mutual fund performance and Lipper data through 9/30/06.

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Relative Performance: Retail Growth Equity (After Fees) (1)

Retail Mutual Funds vs. Lipper Averages

	Intl Value [2]	Growth & Income [3]	U.S. Small/Mid Cap Value [4]	U.S. Value [5]	Global Value [6]
3Q 06	1.5	2.3	(3.4)	1.1	1.1
One Year	6.6	0.0	(1.2)	1.7	1.3
Three Years	3.3	(1.7)	(0.1)	0.8	1.1
Five Years	5.7	(1.7)	1.3	2.0	0.0
10 Years	N/A	1.6	N/A	N/A	N/A

(1) Investment performance of mutual funds is presented after investment management fees. (2) vs. International Multi Value average; if compared to Multi Cap Value average, 3rd quarter would be 2.0, 1-yr would be 2.5, 3-yr would be 0.1 and 5-yr would be 0.1. (3) vs. Large Cap Value average (4) vs. Mid Cap Value average (5) vs. Large Cap Value average; (6) vs. Global Multi Value average

Source: AllianceBernstein and Lipper Mutual fund performance and Lipper data through 9/30/06.

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Relative Performance: Retail Value Equity (After Fees) (1)

Retail Fixed Income Funds vs. Peer Group Averages

	American Income Portfolio (2)	Intermediate Duration (3)	Global Gov't Income (4)	Corporate Bond (5)	Short Duration Plus (6)	Emerging Market Debt (7)
3Q 06	1.3	(0.2)	2.6	0.9	0.2	0.2
One Year	2.1	(0.2)	1.2	0.4	0.1	0.1
Three Years	3.5	0.1	2.4	1.3	0.0	(0.7)
Five Years	4.6	(0.3)	1.4	0.5	0.3	2.0
10 Years	2.0	(0.9)	4.7	0.1	0.2	0.5

(1) Investment performance of mutual funds is presented after investment management fees. (2) vs. Micropal Fixed Income USD Peers (3) vs. Intermediate Investment Grade average (4) vs. Global Income Funds average (5) vs. Corporate Debt Funds BBB-Rated average (6) vs. Short Investment Grade Debt (7) vs. Emerging Markets Debt average

Source: AllianceBernstein and Lipper Composite and benchmark data through 9/30/06. Performance is preliminary.

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Relative Performance: Retail Fixed Income (After Fees) (1)

Retail Mutual Funds vs. Morningstar Averages

	Wealth Preservation [2]	Balanced Wealth [3]	Wealth Appreciation [4]
3Q 06	0.4	0.6	(0.5)
One Year	1.7	2.7	3.7
Since Inception [5]	1.2	1.6	2.9

(1) Investment performance of mutual funds is presented after investment management fees. (2) vs. Conservative Allocation average (3) vs. Moderate Allocation average (4) vs. Large Blend average (5) Inception date: 9/2/03

Source: AllianceBernstein and Morningstar Mutual fund performance and Morningstar data through 9/30/06.

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Relative Performance: Wealth Strategies (After Fees) (1)

3Q 2006	3Q 2005	Percent Change
Advisory Fees			
Prior period presentation	$ 678	$ 550	23.3%
Reclassification to IRS	-	(4)	N/M
As reported	$ 678	$ 546	24.3%
Institutional Research Services			
Prior period presentation	$ 88	$ 87	1.0%
Reclassification from Advisory Fees	-	4	N/M
As reported	$ 88	$ 91	-3.6%

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In $ Millions
AllianceBernstein Transaction Fees

9/30/06	12/31/05
Assets		
Cash and investments	$ 1,177,993	$ 999,213
Cash and securities, segregated	1,378,819	1,720,809
Receivables, net	3,499,571	2,936,245
Goodwill, net	2,893,029	2,876,657
Intangible assets, net	290,104	305,325
Deferred sales commissions, net	196,781	196,637
Other (incl. furniture & equipment)	529,946	455,594
Total Assets	**$ 9,966,243**	**$9,490,480**
Liabilities and Partners' Capital		
Liabilites:		
Payables	$ 4,344,324	$4,127,377
Accounts payable and accrued expenses	290,472	286,449
Accrued compensation and benefits	731,337	357,321
Debt	182,039	407,291
Minority interest in consolidated subsidiaries	13,640	9,368
Total Liabilities	5,561,812	5,187,806
Partners' Capital	4,404,431	4,302,674
Total Liabilities and Partners' Capital	**$ 9,966,243**	**$9,490,480**

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In $ Thousands, Unaudited
AllianceBernstein
Consolidated Balance Sheet

Nine Months Ended	
	9/30/06	9/30/05
Cash Flows From Operating Activities:		
Net income	$ 741,649	$ 578,432
Non-cash items:		
Amortization and depreciation:		
Amortization of deferred sales commissions	71,649	103,142
Amortization of deferred compensation	57,031	69,112
Depreciation and other amortization	57,487	51,081
Other, net	(15,697)	(15,142)
Changes in assets and liabilities	106,935	(334,319)
Net cash provided by operating activities	**1,019,054**	**452,306**
Cash Flows From Investing Activities:		
Purchases of investments	(54,803)	(7,362)
Proceeds from sales of investments	2,580	12,265
Additions to furniture, equipment and leaseholds	(74,954)	(59,722)
Purchase of business, net of cash acquired	(16,086)	-
Net cash used in investing activities	**(143,263)**	**(54,819)**
Cash Flows From Financing Activities:		
Issuance (repayments) of commercial paper, net	169,602	(150)
Repayment of Senior Notes	(400,000)	-
Cash distributions to general partner and unitholders	(774,885)	(588,933)
Other	48,878	26,645
Net cash used in financing activities	**(956,405)**	**(562,438)**
Effect of exchange rate change on cash and cash equivalents	3,377	(10,304)
Net (decrease) in cash and cash equivalents	(77,237)	(175,255)
Cash and cash equivalents at the beginning of period	654,168	1,061,523
Cash and cash equivalents at the end of period	**$ 576,931**	**$ 886,268**

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In $ Thousands, Unaudited
AllianceBernstein
Consolidated Cash Flow

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